UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2014

NORWOOD FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
3(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)          On April 22, 2014, the Company held its annual meeting of stockholders.

(b)          The following is a record of the vote on each matter presented at the annual meeting.

(1)          Election of Directors

Nominee	For	Withheld	Broker Non-Vote

Kevin M. Lamont	2,467,801	20,658	622,413
Daniel J. O’Neill	2,457,365	31,094	622,413
Dr. Kenneth A. Phillips	2,459,855	28,604	622,413

There were no abstentions in the election of directors.

(2)          Approval of a non-binding resolution on executive compensation.

For	Against	Abstain	Broker Non-Vote
2,386,569	88,771	13,119	622,413

(3)          Approval of the Norwood Financial Corp. 2014 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
2,334,944	140,484	13,030	622,414

(4)          Ratification of appointment of S.R. Snodgrass, P.C. as independent auditors for the fiscal year ending December 31, 2014.

For	Against	Abstain
3,094,706	13,111	3,055

There were no broker non-votes on the ratification of auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.
Date: April 24, 2014	By:	/s/ Lewis J. Critelli
Lewis J. Critelli President and Chief Executive Officer (Duly Authorized Representative)